UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21712

CLOUGH GLOBAL EQUITY FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Douglas

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: March 31

Date of reporting period: June 30, 2012

Item 1 – Schedule of Investments.

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

June 30, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS 118.16%
Consumer Discretionary 22.75%
Allison Transmission Holdings, Inc.(a)(b)(c)	85,600	$1,503,136
Arezzo Industria e Comercio S.A.	35,505	521,129
AutoZone, Inc.(d)	4,252	1,561,207
Bosideng International Holdings, Ltd.	8,708,000	2,233,698
CBS Corp. - Class B(a)	97,995	3,212,276
China Lilang, Ltd.	889,000	606,192
Cia Hering	33,399	634,390
Cinemark Holdings, Inc.(a)(b)	127,732	2,918,676
The Goodyear Tire & Rubber Co.(a)(b)(d)	221,160	2,611,900
H&R Block, Inc.(a)(b)	340,759	5,445,329
Lamar Advertising Co. - Class A(a)(b)(d)	72,720	2,079,792
Liberty Global, Inc. - Class A(a)(b)(d)	52,708	2,615,898
Liberty Interactive Corp. - Class A(a)(b)(d)	195,586	3,479,475
Liberty Media Corp. - Liberty Capital(a)(b)(d)	42,387	3,726,241
Man Wah Holdings, Ltd.	2,456,000	1,009,885
Monro Muffler Brake, Inc.(a)	15,000	498,600
News Corp.- Class A(a)(b)	168,976	3,766,475
Orient-Express Hotels, Ltd.(a)(d)	156,104	1,306,591
priceline.com, Inc.(a)(d)	4,702	3,124,573
Sally Beauty Holdings, Inc.(a)(d)	38,000	978,120
Samsonite International SA	1,077,000	1,799,176
Time Warner, Inc.(a)(b)	85,708	3,299,758
UNICASA Industria de Moveis SA(c)(d)	104,600	827,009
Viacom, Inc. - Class B(a)(b)	88,400	4,156,568
The Walt Disney Co.(a)(b)	70,327	3,410,860

		57,326,954

Consumer Staples 3.18%
Brazil Pharma S.A.(c)	216,993	1,164,642
China Mengniu Dairy Co., Ltd.	637,000	1,670,925
Molson Coors Brewing Co.	14,216	591,528
Raia Drogasil S.A.	21,907	219,233
Reynolds American, Inc.(a)(b)	47,100	2,113,377

	Shares	Value
Consumer Staples (continued)
Vanda International Holdings, Ltd.	1,521,885	$2,248,120

		8,007,825

Energy 13.54%
Commodities 0.93%
Pacific Coast Oil Trust(a)(c)	95,800	1,784,754
Southwestern Energy Co.(d)	17,480	558,137

		2,342,891

Natural Gas Leveraged Exploration & Production 0.66%
Cabot Oil & Gas Corp.	16,542	651,755
Range Resources Corp.	7,892	488,278
The Williams Cos., Inc.	17,665	509,105

		1,649,138

Non-North American Producers 0.89%
BP PLC - Sponsored ADR(a)(b)	23,200	940,528
InterOil Corp.(a)(b)(d)	15,334	1,068,780
OGX Petroleo e Gas Participacoes S.A.(d)	85,735	234,773

		2,244,081

Oil Leveraged Exploration & Production 3.43%
Anadarko Petroleum Corp.(a)	21,275	1,408,405
Continental Resources, Inc.(a)(b)(d)	7,700	512,974
Energy XXI Bermuda, Ltd.(a)	26,998	844,768
EOG Resources, Inc.(a)(b)	18,800	1,694,068
Kodiak Oil & Gas Corp.(a)(d)	134,290	1,102,521
Noble Energy, Inc.(a)(b)	18,600	1,577,652
Pioneer Natural Resources Co.(a)(b)	17,006	1,500,099

		8,640,487

Oil Services & Drillers 4.76%
Ensco PLC - Sponsored ADR(a)(b)	47,663	2,238,731
National Oilwell Varco, Inc.(a)(b)	47,382	3,053,296
Noble Corp.(a)(b)(d)	56,400	1,834,692
Oil States International, Inc.(a)(b)(d)	35,015	2,317,993
Seadrill, Ltd.(a)(b)	42,800	1,520,256
Transocean, Ltd.(a)(b)	23,000	1,028,790

		11,993,758

Tankers 2.87%
Golar LNG Partners LP(a)	41,436	1, 342,526

	Shares	Value
Energy (continued)
Golar LNG, Ltd.(a)(b)	156,334	$5,893,792

		7,236,318

TOTAL ENERGY		34,106,673

Financials 26.63%
Capital Markets 7.69%
Ares Capital Corp.	323,980	5,170,721
CITIC Securities Co., Ltd. - Class H	382,381	801,438
The Goldman Sachs Group, Inc.(a)	12,300	1,179,078
Golub Capital BDC, Inc.	87,100	1,314,339
Indochina Capital Vietnam Holdings, Ltd.(c)(d)(e)	10,996	14,405
Medley Capital Corp.	55,928	673,373
Morgan Stanley(a)	82,900	1,209,511
PennantPark Floating Rate Capital, Ltd.	35,700	421,260
PennantPark Investment Corp.(a)	319,452	3,306,328
Solar Capital, Ltd.	188,119	4,187,529
Solar Senior Capital, Ltd.	64,139	1,083,949
THL Credit, Inc.	1,088	14,655

		19,376,586

Commercial Banks 1.22%
Fifth Third Bancorp(a)	73,000	978,200
Wells Fargo & Co.	62,641	2,094,715

		3,072,915

Consumer Finance 3.19%
American Express Co.	3,743	217,880
Discover Financial Services(a)	20,900	722,722
Mastercard, Inc. - Class A(a)(b)	12,515	5,382,827
Visa, Inc. - Class A(a)(b)	13,792	1,705,105

		8,028,534

Diversified Financials 6.24%
Bank of America Corp.(a)(b)	1,096,468	8,969,108
Citigroup, Inc.(a)(b)	246,842	6,765,939

		15,735,047

Mortgage-Backed Securities Real Estate Investment Trusts 5.54%
American Capital Agency Corp.	120,546	4,051,551
American Capital Mortgage Investment Corp.	54,637	1,304,732
Capstead Mortgage Corp.	284,985	3,964,141
CYS Investments, Inc.	110,583	1,522,728
Dynex Capital, Inc.(a)	155,613	1,615,263

	Shares	Value
Financials (continued)
Hatteras Financial Corp.(a)	52,628	$1,505,161

		13,963,576

Real Estate Investment Trusts 1.89%
American Residential Properties, Inc.(a)(c)(d)(e)	56,000	1,134,000
Ascendas Real Estate Investment Trust	1,370,000	2,325,242
Ascott Residence Trust	682,302	584,407
Select Income REIT(c)	29,700	705,672

		4,749,321

Real Estate Management & Development 0.86%
BHG S.A. - Brazil Hospitality Group(d)	42,939	409,615
BR Malls Participacoes S.A.	88,128	998,213
Sonae Sierra Brasil S.A.	52,627	759,600

		2,167,428

TOTAL FINANCIALS		67,093,407

Health Care 1.90%
Sanofi - ADR(a)(b)	100,162	3,784,120
UnitedHealth Group, Inc.(a)	17,000	994,500

		4,778,620

Industrials 6.25%
Brenntag AG	10,430	1,150,706
Cia de Locacao das Americas(c)(d)	337,400	1,300,212
Covanta Holding Corp.(a)	61,700	1,058,155
Delta Air Lines, Inc.(a)(b)(d)	161,184	1,764,965
Edwards Group Ltd.(a)(d)	104,400	831,024
Sensata Technologies Holding NV(a)(b)(d)	73,417	1,966,107
TE Connectivity, Ltd.(a)	19,300	615,863
TransDigm Group, Inc.(a)(b)(d)	24,641	3,309,286
United Continental Holdings, Inc.(a)(d)	73,400	1,785,822
US Airways Group, Inc.(a)(b)(d)	44,445	592,452
Verisk Analytics, Inc. - Class A(a)(d)	16,100	793,086
WABCO Holdings, Inc.(a)(d)	11,100	587,523

		15,755,201

Information Technology 24.27%
Apple, Inc.(a)(b)(d)	11,730	6,850,320
Arrow Electronics, Inc.(a)(b)(d)	77,021	2,527,059
Avnet, Inc.(a)(b)(d)	60,369	1,862,987
BMC Software, Inc.(a)(d)	5,094	217,412
Broadcom Corp. - Class A(a)(d)	30,700	1,037,660

	Shares	Value
Information Technology (continued)
Check Point Software Technologies, Ltd.(a)(d)	44,500	$2,206,755
Cisco Systems, Inc.(a)	54,100	928,897
eBay, Inc.(a)(b)(d)	70,250	2,951,202
EMC Corp.(a)(b)(d)	232,627	5,962,230
Equinix, Inc.(a)(d)	5,780	1,015,257
Facebook, Inc.(a)(b)(d)	7,600	236,512
FleetCor Technologies, Inc.(a)(d)	8,328	291,813
Fortinet, Inc.(a)(d)	54,500	1,265,490
Google, Inc. - Class A(a)(b)(d)	11,793	6,840,766
JDS Uniphase Corp.(a)(b)(d)	122,900	1,351,900
Lenovo Group, Ltd.	1,216,869	1,025,828
Micron Technology, Inc.(a)(b)(d)	454,163	2,865,769
Microsoft Corp.(a)(b)	338,550	10,356,244
Qihoo 360 Technology Co., Ltd. - ADR(a)(b)(d)	45,149	780,626
QUALCOMM, Inc.(a)(b)	45,448	2,530,545
SanDisk Corp.(a)(d)	38,200	1,393,536
Seagate Technology(a)(b)	79,982	1,977,955
VeriFone Systems, Inc.(a)(d)	35,509	1,174,993
ViaSat, Inc.(a)(d)	56,252	2,124,638
VMware, Inc.(d)	2,933	267,020
Western Digital Corp.(a)(b)(d)	36,774	1,120,872

		61,164,286

Materials 3.24%
Crown Holdings, Inc.(a)(b)(d)	56,063	1,933,613
Georgia Gulf Corp.(a)	74,600	1,914,982
Westlake Chemical Corp.(a)(b)	29,800	1,557,348
WR Grace & Co.(a)(b)(d)	54,700	2,759,615

		8,165,558

Telecommunication Services 3.87%
AT&T, Inc.(a)(b)	56,500	2,014,790
DiGi.Com Bhd	555,000	742,796
KT Corp.	16,836	446,128
Maxis Bhd	1,262,900	2,541,310
Philippine Long Distance Telephone Co.	20,310	1,277,359
Telekom Malaysia Bhd	395,200	703,159
Verizon Communications, Inc.(a)(b)	45,900	2,039,796

		9,765,338

Utilities 12.53%
AES Corp.(a)(b)(d)	137,208	1,760,379
Alliant Energy Corp.(a)	15,500	706,335
Ameren Corp.(a)(b)	47,600	1,596,504
American Electric Power Co., Inc.(a)(b)	77,400	3,088,260
CMS Energy Corp.(a)	42,500	998,750
Duke Energy Corp.(a)(b)	139,600	3,219,176

	Shares	Value
Utilities (continued)
Edison International(a)(b)	44,213	$2,042,641
Entergy Corp.(a)(b)	13,700	930,093
Exelon Corp.(a)(b)	21,105	793,970
National Grid PLC - Sponsored ADR(a)(b)	120,620	6,391,654
NiSource, Inc.(a)(b)	96,654	2,392,186
Northeast Utilities(a)(b)	31,497	1,222,398
NV Energy, Inc.(a)(b)	178,200	3,132,756
OGE Energy Corp.(a)(b)	39,105	2,025,248
Westar Energy, Inc.(a)	42,781	1,281,291

		31,581,641

TOTAL COMMON STOCKS
(Cost $288,619,675)		297,745,503

EXCHANGE TRADED FUNDS 0.37%
iShares® FTSE China 25 Index Fund	27,562	928,013

TOTAL EXCHANGE TRADED FUNDS
(Cost $932,961)		928,013

PREFERRED STOCKS 0.45%
The Goodyear Tire & Rubber Co., 5.875%(a)	26,000	1,123,200

Total Preferred Stocks
(Cost $1,301,625)		1,123,200

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 2.48%
Ford Motor Credit Co. LLC
01/15/2015, 3.875% (a)	$1,885,000	1,942,598
Hanesbrands, Inc.
12/15/2020, 6.375% (a)	575,000	608,062
Manufacturers & Traders Trust Co.
12/01/2021, 5.629% (a)(f)	1,435,000	1,435,135
TAM Capital 2, Inc.
01/29/2020, 9.500% (a)(g)	775,000	841,883
Visteon Corp.
04/15/2019, 6.750% (a)	1,455,000	1,422,262

TOTAL CORPORATE BONDS
(Cost $6,116,419)		6,249,940

ASSET/MORTGAGE BACKED SECURITIES 0.26%
Freddie Mac REMICS
Series 2007-3271, Class AS, 02/15/2037, 37.370%(a)(e)(f)	472,227	560,904

Description and	Principal
Maturity Date	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037, 21.271%(a)(f)	$53,574	$55,205
Series 2007-37, Class SB, 03/20/2037, 21.271%(a)(f)	40,543	42,088

Total Asset/Mortgage Backed Securities
(Cost $553,170)		658,197

GOVERNMENT & AGENCY OBLIGATIONS 9.90%
U.S. Treasury Bonds
05/15/2020, 3.500%	2,110,000	2,467,052
11/15/2020, 2.625% (a)	9,595,000	10,555,997
02/15/2021, 3.625% (a)	3,500,000	4,135,198
05/15/2021, 3.125% (a)	4,675,000	5,327,307
08/15/2027, 6.375%	1,600,000	2,466,501

Total Government & Agency Obligations
(Cost $24,550,920)		24,952,055

	Number of
	Contracts	Value
PURCHASED OPTIONS 0.34%
CALL OPTIONS PURCHASED 0.07%
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	939	7,043
Time Warner Inc., Expires October, 2012, Exercise Price $37.00	600	162,300

Total Call Options Purchased
(Cost $254,479)		169,343

PUT OPTIONS PURCHASED 0.27%
S&P 500® Index, Expires July, 2012, Exercise Price $1,310.00	500	287,500
United States Natural Gas Fund LP, Expires October, 2012, Exercise Price $17.00	2,990	405,145

Total Put Options Purchased
(Cost $2,039,704)		692,645

TOTAL PURCHASED OPTIONS
(Cost $2,294,183)		861,988

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 30.49%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	32,218,846	$32,218,846

U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
08/09/2012, 0.110%(a)(i)	$5,450,000	5,449,342
11/15/2012, 0.129%(a)(i)	10,200,000	10,194,962
02/07/2013, 0.169%(a)(i)	13,000,000	12,987,494
04/04/2013, 0.181%(a)(i)	10,000,000	9,986,790
05/02/2013, 0.181%(a)(i)	6,000,000	5,990,640

		44,609,228

TOTAL SHORT-TERM INVESTMENTS

(Cost $76,826,332)		76,828,074

Total Investments - 162.45%
(Cost $401,195,285)		409,346,970

Liabilities in Excess of Other Assets - (62.45%)		(157,366,480)

NET ASSETS - 100.00%		$251,980,490

	Number of
SCHEDULE OF WRITTEN OPTIONS	Contracts	Value
CALL OPTIONS WRITTEN
Time Warner Inc., Expires October, 2012, Exercise Price $41.00	600	$(42,300)

TOTAL CALL OPTIONS WRITTEN
(Premiums received $18,584)		(42,300)

PUT OPTIONS WRITTEN
S&P 500® Index, Expires July, 2012, Exercise Price $1,230.00	500	(51,250)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $548,988)		(51,250)

TOTAL WRITTEN OPTIONS

(Premiums received $567,572)		$(93,550)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCK
Banco Santander S.A.	(177,579)	$(1,173,298)
BHP Billiton, Ltd.—ADR	(29,883)	(1,951,360)

SCHEDULE OF SECURITIES SOLD SHORT (d) (continued)	Shares	Value
BNP Paribas S.A.	(15,006)	$(576,066)
C&J Energy Services, Inc.	(32,211)	(595,903)
Chipotle Mexican Grill, Inc.	(1,500)	(569,925)
Ciena Corp.	(84,813)	(1,388,389)
Credit Agricole S.A.	(85,370)	(374,993)
Credit Suisse Group AG	(15,245)	(279,441)
CurrencyShares Euro Trust	(15,800)	(1,988,904)
Deutsche Bank AG	(43,096)	(1,558,782)
Fiat SpA	(220,305)	(1,106,264)
Fortescue Metals Group, Ltd.	(331,704)	(1,663,545)
Gannett Co., Inc.	(73,500)	(1,082,655)
Intesa Sanpaolo SpA	(376,815)	(533,130)
Nabors Industries, Ltd.	(139,739)	(2,012,242)
Patterson-UTI Energy, Inc.	(126,902)	(1,847,693)
Petroleo Brasileiro S.A. - ADR	(209,415)	(3,930,719)
Powershares QQQ Trust Series 1	(118,669)	(7,613,803)
Rio Tinto PLC - ADR	(57,977)	(2,771,880)
RR Donnelley & Sons Co.	(62,906)	(740,404)
Schneider Electric S.A.	(11,139)	(616,437)
Societe Generale S.A.	(16,652)	(387,957)
Under Armour, Inc.	(8,700)	(821,976)
Vale SA - ADR	(152,552)	(3,028,157)
Waters Corp.	(12,400)	(985,428)

		(39,599,351)

EXCHANGE TRADED FUNDS
iShares® Russell 2000® Index Fund	(158,687)	(12,639,419)
United States Natural Gas Fund LP	(73,554)	(1,418,857)
United States Oil Fund LP	(37,333)	(1,187,936)

		(15,246,212)

TOTAL SECURITIES SOLD SHORT
(Proceeds $58,874,467)		$(54,845,563)

SCHEDULE OF TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Morgan Stanley	GD Power Development / GDLINK/ Bullet TRS	1,844,300	800,242	95 Bps + 1D FEDEF	1D FEDEF	06/16/2014	$(16,557)

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bhd - Berhad (in Malaysia, a form of a public company)

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of June 30, 2012. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan at June 30, 2012.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, these securities had a total value of $8,433,830 or 3.35% of net assets.

(d)	Non-income producing security.
(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of June 30, 2012, these securities had a total value of $1,148,405 or 0.46% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of June 30, 2012.
(g)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of June 30, 2012, the aggregate market value of those securities was $841,882, representing 0.33% of net assets.

(h)	Less than 0.0005%.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Income Tax Information:
Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

As of June 30, 2012
Gross appreciation (excess of value over tax cost)	$24,770,636
Gross depreciation (excess of tax cost over value)	(21,753,040)
Net unrealized appreciation	$3,017,596

Cost of investments for income tax purposes	$406,329,374

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL EQUITY FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

JUNE 30, 2012 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of June 30, 2012, securities which have been fair valued represented 0.46% of net assets of the Fund.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2012:

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$57,326,954	$–	$–	$57,326,954
Consumer Staples	8,007,825	–	–	8,007,825
Energy	34,106,673	–	–	34,106,673
Financials	65,945,002	1,134,000	14,405	67,093,407
Health Care	4,778,620	–	–	4,778,620
Industrials	15,755,201	–	–	15,755,201
Information Technology	61,164,286	–	–	61,164,286
Materials	8,165,558	–	–	8,165,558
Telecommunication Services	9,765,338	–	–	9,765,338
Utilities	31,581,641	–	–	31,581,641
Exchange Traded Funds	928,013	–	–	928,013
Preferred Stocks	1,123,200	–	–	1,123,200
Corporate Bonds	–	6,249,940	–	6,249,940
Asset/Mortgage Backed Securities	–	658,197	–	658,197
Government & Agency Obligations	24,952,055	–	–	24,952,055
Purchased Options	861,988	–	–	861,988
Short-Term Investments	76,828,074	–	–	76,828,074

TOTAL	$401,290,428	$8,042,137	$14,405	$409,346,970

Other Financial Instruments
Liabilities
Written Options	$(93,550)	$–	$–	$(93,550)
Securities Sold Short	(54,845,563)	–	–	(54,845,563)
Total Return Swap Contracts**	–	(16,557)	–	(16,557)

TOTAL	$(54,939,113)	$(16,557)	$–	$(54,955,670)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in of Level 3	Transfers out of Level 3	Balance as of June 30, 2012	Net Change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at June 30, 2012
Common Stocks	$29,944	$(107,609)	$108,435	$-	$(16,365)	$-	$-	$14,405	$108,435
Asset/ Mortgage Backed Securities	585,045	-	(24,138)	-	(3)	-	(560,904)	-	-

TOTAL	$614,989	$(107,609)	$84,297	$-	$(16,368)	$-	$(560,904)	$14,405	$108,435

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

As of June 30, 2012, the Fund had the following open spot foreign currency contracts:

Spot Foreign Exchange Contracts

Contract Description	Purchase/Sale Contract	Contracted Amount	Settlement Date	Current Value	Unrealized (Depreciation)
BRL	Sale	511,525	07/02/2012	$ 254,680	$ (5,156)
EUR	Sale	8,898	07/02/2012	11,260	(206)
EUR	Purchase	486,276	07/03/2012	615,383	(534)
MYR	Sale	101,032	07/03/2012	31,816	(110)
SEK	Purchase	1,554,678	07/03/2012	224,747	(229)
HKD	Sale	154,664	07/05/2012	19,936	(2)

					$ (6,237)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the three months ended June 30, 2012 was as follows:

CLOUGH GLOBAL EQUITY FUND:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2012	38	$66,763	–	$–
Positions opened	2,290	161,793	1,000	1,265,975
Exercised	(38)	(66,763)	–	–
Expired	(1,690)	(143,209)	–	–
Closed	–	–	(500)	(716,987)
Split	–	–	–	–

Outstanding, June 30, 2012	600	$18,584	500	$548,988

Market Value, June 30, 2012		$(42,300)		$(51,250)

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Item 2 - Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 24, 2012

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	August 24, 2012